UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2009 (February 27, 2009)

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The discussion in the Form 8-K of The Phoenix Companies, Inc. (the “Company”) filed February 27, 2009 in Item 2.02 thereto pertaining to the press release announcing its financial results for the quarter and year ended December 31, 2008 (the “Original Release”), and the information contained in Exhibit 99.1 thereto, is amended in its entirety as set forth below:

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2009, the Company issued the Original Release. On March 5, 2009 the Company filed its Annual Report on Form 10-K, which included fourth quarter and full year 2008 financial results that were revised from those reported in the Original Release. Accordingly, the Company has revised the Original Release (as revised, the “Revised Release”) to reflect the change in its fourth quarter and full year 2008 financial results. The Revised Release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibit is furnished herewith:

99.1   Revised Release of The Phoenix Companies, Inc. dated March 6, 2009.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: March 6, 2009	By:	/s/ David R. Pellerin

	Name:	David R. Pellerin
	Title:	Senior Vice President and Chief Accounting Officer